Exhibit 99.2

Gigamon Appoints Longtime Security Veteran Arthur W. Coviello Jr. to its Board of Directors

Former Executive Chairman and CEO of RSA Security joins company board to help guide the company's security strategy and growth
SANTA CLARA, Calif., April 27, 2017 /PRNewswire/ -- Gigamon Inc. (NYSE: GIMO), the industry leader in traffic visibility solutions, announced today that Arthur (Art) W. Coviello, Jr. is joining its board of directors. Art brings over 30 years of security, financial and operational management experience. He is recognized for his many achievements including his two-decade career at RSA. As CEO of RSA and later as an EVP at EMC (which acquired RSA in 2006), he oversaw RSA's growth from $25 million in 1995 to $1 billion in 2014.
"Art Coviello is one of the most recognized and influential pioneers who defined the cybersecurity industry," said Corey Mulloy, chairman of the Gigamon Board of Directors. "His deep understanding of the market and proven experience will play a critical role in driving the Company's  leadership as pervasive visibility transcends into core security, cloud and virtualized environments."
Coviello currently sits on the board of directors at EnerNOC, Inc., a provider of energy intelligence software and services, and Synchrony Financial. He also serves as a venture partner at Rally Ventures and plays key roles in national and international cybersecurity initiatives.
"Gigamon is on the cusp of transforming the security market as traditional security architectures cannot keep up with the increasing loads of traffic and network performance demands," said Art Coviello. "I'm excited about the company, its leadership team and innovative visibility platform that will become the  foundation of modern security and cloud infrastructures. The opportunity to build and grow Gigamon to its full potential is an adventure not to miss."
Gigamon
Gigamon (NYSE: GIMO) provides active visibility into physical, virtual and cloud network traffic, enabling stronger security and superior performance. The Gigamon Visibility Fabric™ and GigaSECURE®, the industry's first Security Delivery Platform, deliver advanced intelligence so that security, network, and application performance management solutions in enterprise, government, and service provider networks operate more efficiently and effectively. See more at www.gigamon.com, the Gigamon Blog, or follow Gigamon on Twitter, LinkedIn, or Facebook.
Legal Notice Regarding Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, our expectations regarding future performance and the opportunity for the Company's visibility platform. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include our ability to continue to deliver and improve our products and general market, political, economic and business conditions. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended December 31,

2016 and most recent Quarterly Report on Form 10-Q. The forward-looking statements in this press release are based on information available to Gigamon as of the date hereof, and Gigamon disclaims any obligation to update any forward-looking statements, except as required by law.

CONTACT: Judy Kaneko, Gigamon, M. +1 669.600.1602, E. Judy.kaneko@gigamon.com, Melissa Chadwick, Merritt Group for Gigamon, M. +1 571.382.8513, E. Chadwick@merrittgrp.com